_________________________________________________________________

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                     Date of Report (Date of earliest Event
                            Reported): March 30, 2000


     RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC. (as depositor under a Trust Agreement, dated as of March 30, 2000, and pursuant to which an Indenture was entered into, providing for, inter alia, the issuance of GMACM Home Loan-Backed Term Notes, Series 2000-HLTV1)


                    RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.
             (Exact name of registrant as specified in its charter)


       Delaware                       333-91561                41-1955181
---------------------                -----------              ------------
(State or Other Jurisdiction        (Commission            (I.R.S. Employer
     of Incorporation)               File Number)          Identification No.)



        8400 Normandale Lake Boulevard, Suite 600, Minneapolis, MN 55437
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               (Address of Principal Executive Offices)     (Zip Code)

        Registrant's telephone number, including area code (612) 832-7000

          (Former name or former address, if changed since last report)

                         Exhibit Index located on Page 4
       _________________________________________________________________


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Items 1 through 6 and Item 8 are not included because they are not applicable.

Item 7.  Financial Statements, Pro Forma Financial

         Information and Exhibits.

(a)   Not applicable.

(b)   Not applicable.

(c)   Exhibits:

                    4.1 Servicing Agreement dated as of March 30, 2000 the GMACM Home Loan Trust 2000-HLTV1, as issuer, and The Bank of New York, as indenture trustee.

                    4.2 Trust Agreement dated as of March 30, 2000 between Residential Asset Mortgage Products, Inc., as depositor, and Wilmington Trust Company, as owner trustee.

                    4.3 Indenture dated as of March 30, 2000 between the GMACM Home Loan Trust 2000-HLTV1, as issuer, and The Bank of New York, as indenture trustee.

                    10.1 Home Loan Purchase Agreement dated as of March 30, 2000 among GMAC Mortgage Corporation, as seller, Residential Asset Mortgage Products, Inc., as purchaser, GMACM Home Loan Trust 2000-HLTV1, as issuer, and The Bank of New York, as indenture trustee.

                    10.2 Certificate Guaranty Insurance Policy, together with the Endorsement, issued by Ambac Assurance Corporation relating to GMACM Home Loan-Backed Term Notes, Series 2000-HLTV1.


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               RESIDENTIAL ASSET MORTGAGE
                               PRODUCTS, INC.



                               By: /s/ Patricia C. Taylor
                                   ----------------------
                                       Patricia C. Taylor
                                       Vice President


Dated:  April 11, 2000



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                           Exhibit Index


Exhibit Number            Description


 4.1                      Servicing Agreement dated as of March
                          30, 2000 among GMAC Mortgage
                          Corporation, as servicer, the GMACM Home
                          Loan Trust 2000-HLTV1, as issuer, and
                          The Bank of New York, as indenture
                          trustee.

 4.2 Trust Agreement dated as of March 30, 2000 between Residential Asset Mortgage Products, Inc., as depositor, and Wilmington Trust Company, as owner trustee.

 4.3                      Indenture dated as of March 30, 2000
                          between the GMACM Home Loan Trust
                          2000-HLTV1, as issuer, and The Bank of
                          New York, as indenture trustee.

 10.1 Home Loan Purchase Agreement dated as of March 30, 2000 among GMAC Mortgage Corporation, as seller, Residential Asset Mortgage Products, Inc., as purchaser, GMACM Home Loan Trust 2000-HLTV1, as issuer, and The Bank of New York, as indenture trustee.

 10.2 Certificate Guaranty Insurance Policy, together with the Endorsement, issued by Ambac Assurance Corporation relating to GMACM Home Loan-Backed Term Notes, Series 2000-HLTV1.